GUGGENHEIM FUNDS SUMMARY PROSPECTUS

SBL Fund

May 1, 2012

Series Q
(Small Cap Value Series)	GIUIX

www.rydex-sgi.com

Before you invest, you may wish to review the Series’ prospectus, which contains more information about the Series and its risks. You can find the Series’ prospectus, statement of additional information (SAI), annual report and other information about the Series online at www.rydex-sgi.com/service/variable_fund_reports.html. You can also get this information at no cost by calling 1-800-820-0888 or by sending an e-mail to: sservices@sg-investors.com.

The Series’ prospectus and SAI, each dated May 1, 2012, and the Series’ most recent shareholder report are all incorporated by reference into this Summary Prospectus.

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Series Summaries

SERIES Q (SMALL CAP VALUE SERIES)

INVESTMENT OBJECTIVE

Series Q seeks long-term capital appreciation.

FEES AND EXPENSES OF THE SERIES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.95%
Other expenses	0.17%
Acquired fund fees and expenses	0.06%
Total annual fund operating expenses	1.18%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Series Q pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that when purchased, have market capitalizations that are usually within the range of companies in the Russell 2000 Value Index. Although a universal definition of small-capitalization companies does not exist, for purposes of this fund, the Series generally defines small-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 Value Index, which is an unmanaged index measuring the performance of the small cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower forecasted growth values. As of March 31, 2012, the Russell 2000 Value Index consisted of securities of companies with capitalizations that ranged from $28.9 million to $3.3 billion.

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), typically chooses equity securities that appear undervalued relative to assets, earnings, growth potential or cash flows and may invest in a limited number of industries or industry sectors, including the technology sector.

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Series Q may sell a security if it is no longer considered undervalued or when the company begins to show deteriorating fundamentals.

Series Q may also invest a portion of its assets in derivatives, including options and futures contracts. These instruments may be used to hedge the Series’ portfolio, to maintain exposure to the equity markets or to increase returns (i.e., speculative purposes).

Series Q may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds (“ETFs”) and other mutual funds. Series Q may use these index-based investments as a way of managing its cash position, or to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity. Certain investment vehicles’ securities and other securities in which Series Q may invest are restricted securities, which may be illiquid.

The Series may actively trade its investments without regard to the length of time they have been owned by the Series, which may result in higher portfolio turnover.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

Active Trading Risk – Active trading, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.

Convertible Securities Risk – Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Derivatives Risk – Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Series will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Series’ other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Series to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited.

Equity Securities Risk – Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A Series may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk – Foreign securities, including investments in foreign securities through ADRs, carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Index Risk – Investments intended to track a benchmark index may not have performance that corresponds with the performance of the benchmark index for any period of time and may underperform the overall stock market.

Investment in Investment Vehicles Risk – Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Leverage Risk – The Series’ use of leverage through derivatives may cause the Series to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

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Liquidity Risk – Investments are subject to liquidity risk when they are difficult to purchase or sell.

Management Risk – The Series is actively managed. There is no guarantee that the investment strategies will be successful.

Market Risk – The market value of the securities held by the Series may fluctuate as a result of factors affecting individual companies or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Series in a different country or geographic region.

Options and Futures Risk – Options and futures may reduce returns or increase volatility. They also may entail transactional expenses.

Overweighting Risk – Overweighting investments in certain sectors or industries of the stock market increases the risk that the Series will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

Regulatory and Legal Risk – U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Series.

Restricted Securities Risk – Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk, which may result in substantial losses to the Series.

Small-Cap Stock Risk – Stocks of small-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Small-cap companies may be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies.

Technology Stocks Risk – Stocks of companies involved in the technology sector may be very volatile.

Value Stocks Risk – Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION

The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series’ share performance from year to year and by showing how the Series’ average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.

The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products.

Highest Quarter Return 2Q 2009 33.54%	Lowest Quarter Return 4Q 2008 -25.19%

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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Series Q	-4.61%	4.19%	10.42%
Russell 2000 Value Index (reflects no deductions for fees, expenses, or taxes)	-5.50%	-1.87%	6.40%

MANAGEMENT OF THE SERIES

INVESTMENT MANAGER

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Series.

PORTFOLIO MANAGER

James Schier is primarily responsible for the day-to-day management of the Series and holds the title “Portfolio Manager” with the Investment Manager. He has managed the Series since February 2009.

PURCHASE AND SALE OF SERIES’ SHARES

Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

TAX INFORMATION

Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Series through a broker/dealer, financial representative or other financial intermediary (such as a bank), the Series and its related companies may pay the financial intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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40 East 52nd Street • New York, New York 10022 • www.rydex-sgi.com

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